Employee Benefits Obligations	3 Months Ended
Mar. 31, 2020
Text Block [Abstract]
Employee Benefits Obligations
(18)	Employee Benefits Obligations
Liabilities for employee benefits obligations consist of the following:

($ in millions)	As of Dec. 31, 2020	As of Dec. 31, 2019
Pension benefits liabilities	174.3	154.4
Restructuring reserve (early retirement plans)	1.9	1.7

Total	176.2	156.1

Description of Plans and Risk Management
The Company operates, for the benefit of its current and former employees, both defined benefits plans and defined contribution plans.
The main defined benefits pension plans are located in Germany. Their main characteristics, depending on the country-specific regulatory environment, are the following:

•	the benefits are usually based on the final salary and seniority;

•	they are usually funded (pension fund or insurer);

•	they are usually closed to new employees whom are covered by defined contribution pension plans; and

•	they are paid as an annuity or a lump sum.
The pension benefits also include termination indemnities and early retirement benefits. The other benefits are employer contributions to post-employment medical care.
To finance its pension obligations Atotech invested in a pension fund in order to meet its obligations to a portion of its former employees. The target asset allocation is reviewed regularly. Accordingly, plan assets are aligned with long-term development of its obligations, taking into consideration the risks associated with the specific asset classes and the regulations relating to the investment of plan assets. The existing portfolio structure is oriented toward the target asset allocation. In addition, current market assessments are taken into consideration. In order to mitigate risks and maximize returns, a widely spread global portfolio of individual asset classes is held.
To limit the risks of changing financial market conditions as well as demographic developments, several employees have been almost exclusively offered defined contributions plans for future years of service in recent years.

Atotech’s management monitors the risks of all pension plans of the Company especially regarding the governance and risk management of pension plans and the portfolio structure of the existing plan assets. In some countries – especially in Germany – there are pension obligations subject to government supervision or similar legal restrictions. For example, there are minimum funding requirements to cover pension obligations, which are based on actuarial assumptions that may differ from those in IAS 19 “Employee Benefits.”
The obligations and the plan assets used to fund the obligations are exposed to demographic, legal and economic risks. Economic risks are primarily due to unforeseen developments on commodity and capital markets. They affect, for example, pension adjustments based on the level of inflation in Germany, as well as the impact of the discount rate on the amount of the defined benefit obligation. The closing of these defined benefit plans to new employees led to a reduction in risk with regard to future benefit levels.
The strategy of the Atotech Group with regard to financing pension commitments is aligned with country-specific supervisory and tax regulations.
Change in Benefit Obligations and Plan Assets
Movements in the defined benefit obligation and plan assets in the consolidated financial statements are detailed as follows:

($ in millions)	As of Dec. 31, 2020	As of Dec. 31, 2019
Change in benefit obligation
Benefit obligation at the beginning of the year	182.3	160.6
Current service cost	2.2	2.1
Interest cost	1.5	2.7
Past service cost	0.1	0.2
Benefit paid	(4.7)	(4.3)
Actuarial losses (gains)	5.9	23.8
Foreign currency translation and other changes	17.8	(2.7)

Benefit obligation at the end of the year	205.0	182.3

Change in fair value of plan assets
Fair value of plan assets at the beginning of the year	(27.9)	(28.9)
Interest income and costs	(0.2)	(0.5)
Actuarial losses (gains)	(2.0)	(0.8)
Employer contributions	(0.2)	(0.2)
Benefits paid	2.1	2.1
Foreign currency translation and other changes	(2.5)	0.5

Fair value of plan assets at the end of the year	(30.7)	(27.9)

Net defined benefit liability	174.3	154.4

The fair value of the defined benefit obligations equals the carrying amount.
As at Dec. 31, 2020, the contribution from the main geographical areas for the net pension benefits liability in the balance sheet is 98% (Dec. 31, 2019: 98%) from Europe and 2% (Dec. 31, 2019: 2%) from Asia.

The amounts recognized in the consolidated statement of income and in the consolidated statement of comprehensive income for defined benefit plans are detailed as follows:

($ in millions)	Year ended Dec. 31, 2020	Year ended Dec. 31, 2019	Year ended Dec. 31, 2018
Current service cost	2.2	2.1	2.5
Past service cost	0.1	0.2	(0.6)
Net interest cost	1.2	2.2	2.2

Benefit amounts recognized in profit or loss	3.5	4.5	4.1

Actuarial losses (gains)
Effect of changes in demographic assumptions	—	—	1.9
Effect of changes in financial assumptions	5.7	24.0	(4.3)
Effect of experience adjustments	0.2	(0.9)	(3.7)
Actuarial return on plan assets (excluding interest income)	(2.0)	(0.1)	1.3
Asset ceiling	—	—	(0.7)
Benefit amounts recognized in other comprehensive income	3.8	23.0	(5.5)

Total benefit amounts recognized in comprehensive income	7.3	27.5	(1.4)

Expected Future Cash Outflow
The average duration of accrued benefits is approximately 16 years for defined pension benefits. The expected future cash outflows are as follows:

($ in millions)	Pension benefits
2021	6.2
2022	6.6
2023	6.7
2024	7.3
2025	7.3
After 2025	191.0

($ in millions)	As of Dec. 31, 2020	in%	As of Dec. 31, 2019	in%
Debt securities	20.0	65%	18.1	65%
Equity securities	8.0	26%	7.3	26%
Cash and cash equivalents	2.8	9%	2.5	9%

Total	30.7	100%	27.9	100%

At Dec. 31, 2020, $30.7 million (Dec. 31, 2019: $27.9 million) of total pension assets are presented as part of the employee benefits in the Consolidated Financial Statements.
Investments on equity and debt markets are quoted on active markets.
Main Actuarial Assumptions and Sensitivity Analysis

Assumptions used to determine benefits obligations	As of Dec. 31, 2020	As of Dec. 31, 2019
Discount rate (weighted average for all regions)	0.63%	0.81%
Salary increase incl. inflation rate (weighted average for all regions)	2.76%	2.78%
The discount rate retained is determined by reference to the high quality rates for
AA-rated
corporate bonds for a duration equivalent to that of the obligations. It derives from a benchmark per monetary area of different market data at the closing date.

A 0.5% increase or decrease in discount rate or salary all other things being equal would have the following approximate impact on the benefit obligation:

	As of Dec. 31, 2020		As of Dec. 31, 2019
($ in millions)	0.5% increase	0.5% decrease	0.5% increase	0.5% decrease
Discount rate	(15.3)	17.3	(9.7)	19.6
Salary increase incl. inflation rate	1.8	(1.7)	1.6	(1.6)